MUNICIPAL ADVANTAGE FUND INC.                                       June 4, 2001



Dear Shareholder:

The Municipal Advantage Fund (the "Fund") delivered strong performance during the six months ended April 30, 2001, registering a net asset value ("NAV") total return of 5.1%. This return surpassed the 4.4% return of the Fund's benchmark, the Lehman Brothers Municipal Bond Index ("Lehman Index"). The Fund's market value total return (the price change of the Fund's common shares on the New York Stock Exchange plus reinvested dividends) was 11.5%.

For the twelve months ended April 30, 2001, the Fund recorded an NAV total return of 12.6% and a market value total return of 15.0%, both returns exceeding the 10.4% return of the Lehman Index.

We are pleased with these results, which were achieved through good security selection and the benefits of the Fund's leverage in a rising bond market. The Fund's objective is to provide holders of its common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

INCREASE IN COMMON DIVIDEND RATE

The Fund issues auction rate preferred stock to generate additional income for the holders of its common shares. Proceeds from the preferred stock are invested in municipal bonds that currently yield more than the cost of the preferred stock, with the Fund's common shares realizing the difference in income.

As short-term interest rates have fallen in recent months, the interest rate paid by the Fund on its preferred stock has also decreased, increasing the amount of income available for distribution to common shareholders. At the most recent auction on May 7, 2001, the Fund sold 28-day auction rate preferred stock at an annual dividend rate of 3.45%, compared with a rate of 4.40% on a 28-day issue in January 2001 and a peak rate of 5.10% on May 15, 2000.

As a result of these lower borrowing costs, on May 21, 2001, the Fund's directors announced their intention to increase the monthly dividend to 6.35 cents per common share from 6.00 cents per common share, beginning with the dividend to be paid July 2, 2001.

FAVORABLE MARKET CONDITIONS FOR BOND INVESTORS

The bond market has been strong for the past year, reflecting a benign environment of continued low inflation and the impact of a series of short-term interest rate reductions by the Federal Reserve since early January 2001. Prices of high-quality municipal bonds have been bolstered as well by demand from investors seeking a safe haven from stock market volatility. Short- and intermediate-term bonds have outperformed longer issues.

Although municipal bond yields are at present historically quite low (10-year AAA general obligation bonds are yielding approximately 4.30%), municipal yields still exceed the yields of Treasury and agency bonds on an after-tax basis.

In managing the Fund's portfolio, OpCap Advisors, the Investment Adviser invests in those sector, maturity and quality groups of the municipal bond market that are believed to offer the best relative value - the highest yield at the lowest price with the least amount of risk. In recent months, the best values have been identified to be in the steepest part of the yield curve - bonds with maturities ranging from 10 to 15 years.

Moreover, because there continues to be relatively little yield difference between higher-rated and lower-rated securities, the Fund is invested primarily in higher-quality bonds, 95.4% of net assets at the end of April were allocated to securities rated A or better by Standard & Poor's or Moody's. The Investment Adviser emphasizes insured municipals, which offer a combination of attractive yields and an additional layer of protection of capital. Insured bonds are expected to maintain their creditworthiness if the economy were to continue to deteriorate.

PORTFOLIO ANALYSIS

The Fund invests substantially all of its assets in long-term tax-exempt securities rated "investment grade" at the time of purchase by at least one recognized rating agency. The Fund was fully invested in long-term securities at April 30, 2001.

Risk is controlled not only through investment quality, but also by diversifying the Fund's portfolio across states and market sectors. The Fund's five largest state positions at April 30, 2001 were: Texas, representing 10.6% of the Fund's net assets; California, 8.5%; Nevada, 8.5%; New York, 8.3%; and Michigan, 7.2%.

The five largest market sectors at April 30, 2001 were: general obligations, representing 18.9% of the Fund's net assets; health and hospitals, 17.4%; housing, 14.6%; airlines and airports, 13.6%; and water and sewer, 13.1%. In recent months, the Investment Adviser has increased the Fund's holdings of general obligation bonds of municipalities that continue to enjoy budget surpluses despite the slowing economy, and have reduced the Fund's holdings in the health and hospitals sector, which has been weakened by the reduction in Medicaid payments and intense industry competition.

The average maturity of the portfolio was 19.7 years at the end of April 2001, essentially unchanged from six months earlier.

COMMON SHARE DIVIDEND RATE

The Fund paid monthly dividends of 6 cents per common share during the six months ended April 30, 2001, a total of 36 cents per common share for the six-month period.

The yield on the common shares was 5.79% at April 30, 2001, based on the $12.44 per share closing market price at the end of April and the annualized monthly dividend rate of 6 cents per common share. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 9.58% on a taxable basis.

DISCOUNT

The Fund's common shares trade at a discount, as is true of many closed-end municipal bond funds. The discount - the amount by which the market price of the common shares is lower than the NAV - narrowed to 11.7% at April 30, 2001 from 17.3% six months earlier, as the increase in the Fund's New York Stock Exchange share price exceeded the increase in the NAV. Common shareholders have an opportunity to capitalize on the discount and acquire an interest in quality securities at a price below NAV by reinvesting their dividends.

RECORDED UPDATE

For an update reviewing on the municipal bond markets and to receive specific information concerning the Fund, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413.

SUMMARY AND OUTLOOK

During the past year, the Fund has capitalized on favorable bond market conditions to outperform its benchmark and deliver solid returns. The faltering stock market, slowing economy and accommodating Federal Reserve have been allies of the bond market. Current indications point to a continued positive environment for high-quality municipal securities, particularly if the economy remains sluggish.

The Fund seeks to provide holders of its common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital. We at the Fund, together with PIMCO Advisors L.P., the Fund's investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund, appreciate your support and thank you for investing in the Fund.

                                             Sincerely,


                                             /s/ Stephen Treadway

                                             Stephen Treadway
                                             Chairman of the Board

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2001
                                   (UNAUDITED)

  Principal
   Amount                                                                                           Credit Rating*
   (000's)                                                                                           (Moody's/S&P)         Value**
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS--98.6%
             ALABAMA--2.6%
    $2,000   DCH Hlth. Care Auth., Health Care Fac. Rev., Ser. B,
               5.70%, 6/1/15 .....................................................................        A1/A+         $  1,980,820
     1,000   State Docks Dept. Fac. Rev., (MBIA), 6.15%, 10/1/14 .................................       Aaa/AAA           1,061,790
     1,250   State Pub. School & College Auth., (FSA), 4.25%, 11/1/18 ............................       Aaa/AAA           1,087,650
                                                                                                                        ------------
                                                                                                                           4,130,260
                                                                                                                        ------------
             CALIFORNIA--8.5%
     1,000   Burbank Redev. Agcy., 6.00%, 12/1/13 ................................................       Baa1/A-           1,037,170
     1,000   Foothill/Eastern Corridor Agcy., Toll Rd. Rev., 5.75%, 1/15/40 ......................      Baa3/BBB-            956,680
     2,500   Health Fac. Fin. Auth. Rev., Ser. A, 6.25%, 3/1/21 ..................................         A3/A            2,529,050
     1,000   Lafayette Elem. School Dist., (FSA), 5.90%, 5/15/17 .................................       Aaa/AAA           1,111,080
     4,000   Los Angeles Harbor Dept. Rev., Ser. B, 5.375%, 11/1/23+ .............................        Aa3/AA           3,946,040
     1,000   Los Angeles Regional Arpt. Rev., 6.70%, 1/1/22 ......................................        NR/A-            1,025,580
     1,000   Madera Cnty. CP, (MBIA), 6.125%, 3/15/23
               (Pre-refunded @ 102, 3/15/05)++ ...................................................       Aaa/AAA           1,105,630
     2,000   Tustin, Univ. School Dist. Spec. Tax, (FSA), 4.50%, 9/1/24 ..........................       Aaa/AAA           1,728,840
                                                                                                                        ------------
                                                                                                                          13,440,070
                                                                                                                        ------------
             COLORADO--4.9%
             Denver City & Cnty. Arpt. Rev., (MBIA),
     1,500     5.60%, 11/15/25, Ser. C ...........................................................       Aaa/AAA           1,507,290
     3,000     5.75%, 11/15/17, Ser. B ...........................................................       Aaa/AAA           3,058,800
     3,085   Health Fac. Auth. Rev., (MBIA), 5.95%, 5/15/12 ......................................       Aaa/AAA           3,212,688
                                                                                                                        ------------
                                                                                                                           7,778,778
                                                                                                                        ------------
             CONNECTICUT--0.4%
       535   State Housing Fin. Auth., Ser. D-2, 6.20%, 11/15/27+ ................................        Aa2/AA             553,575
                                                                                                                        ------------
             DISTRICT OF COLUMBIA--1.4%
     1,100   Dist. of Col., Ser. A, (MBIA), 5.25%, 6/1/27 ........................................       Aaa/AAA           1,055,912
     1,000   World Wildlife Fund, Ser. A, (AMBAC), 6.00%, 7/1/18 .................................       Aaa/AAA           1,070,720
                                                                                                                        ------------
                                                                                                                           2,126,632
                                                                                                                        ------------
             FLORIDA--0.7%
     1,000   Jacksonville Port Auth. Arpt. Rev., Ser. A, (FGIC), 6.25%, 10/1/24+ .................       Aaa/AAA           1,049,410
                                                                                                                        ------------
             GEORGIA--2.5%
     1,750   Cherokee Cnty. Water & Sewer Auth. Rev., (MBIA), 5.50%, 8/1/23 ......................       Aaa/AAA           1,806,875
     1,000   Savannah Hosp. Auth. Rev., 6.125%, 7/1/12 (Pre-refunded @ 102, 7/1/03)++ ............        A2/NR            1,072,220
     1,000   State GO, Ser. B, 5.00%, 3/1/13 .....................................................       Aaa/AAA           1,025,110
                                                                                                                        ------------
                                                                                                                           3,904,205
                                                                                                                        ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2001
                             (UNAUDITED) (CONTINUED)

  Principal
   Amount                                                                                           Credit Rating*
   (000's)                                                                                           (Moody's/S&P)         Value**
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS (CONTINUED)
             HAWAII--2.6%
$    3,000   Dept. of Budget & Finance, Ser. B, (AMBAC), 5.75%, 12/1/18 ..........................       Aaa/AAA        $  3,066,360
     1,000   State Arpt. Sys. Rev., Ser. A, (FGIC), 5.75%, 7/1/21 ................................       Aaa/AAA           1,034,150
                                                                                                                        ------------
                                                                                                                           4,100,510
                                                                                                                        ------------
             ILLINOIS--3.9%
     1,000   Chicago Wastewater Transmission Rev., 6.00%, 1/1/17 .................................       Aaa/AAA           1,071,100
     1,000   Chicago Water Rev., (FGIC), 5.25%, 11/1/17 ..........................................       Aaa/AAA             992,370
     1,000   Educational Facs. Auth. Rev., 5.25%, 9/1/24 .........................................        A-/A-              846,590
       625   Housing Dev. Auth. Rev., Ser. A-2, 6.70%, 8/1/25+ ...................................        Aa2/AA             637,237
     1,100   McHenry & Lake Cntys. Cmnty. High School Dist. GO, (FGIC), 5.125%, 1/1/19 ...........        Aaa/NR           1,073,083
     1,435   State GO, (AMBAC), 5.875%, 6/1/12 ...................................................        Aa2/AA           1,486,617
                                                                                                                        ------------
                                                                                                                           6,106,997
                                                                                                                        ------------
             INDIANA--0.6%
     1,000   Indianapolis Local Pub. Impt. Ser. A, 5.00%, 2/1/17 .................................       Aaa/AAA             979,640
                                                                                                                        ------------
             KENTUCKY--1.0%
     1,000   Louisville & Jefferson Cntys. Metropolitan Sewer Dist., Ser. A,
               (AMBAC), 6.50%, 5/15/24 (Pre-refunded @ 102, 11/15/04)++ ..........................       Aaa/AAA           1,110,040
       500   Louisville & Jefferson Cntys. Reg. Arpt. Auth. Sys., Ser. A, 5.375%, 7/1/23+ ........       Aaa/AAA             491,885
                                                                                                                        ------------
                                                                                                                           1,601,925
                                                                                                                        ------------
             LOUISIANA--1.0%
     1,500   New Orleans GO, (AMBAC), 6.125%, 10/1/16 ............................................       Aaa/AAA           1,579,980
                                                                                                                        ------------
             MASSACHUSETTS--4.4%
             State Health & Educ. Fac. Auth. Rev.,
     1,000     5.125%, 7/1/19, Ser. B ............................................................        A1/AA-             916,320
     2,250     6.25%, 12/1/22, Ser. G-1 ..........................................................         A1/A            2,303,392
     1,100   State Turnpike Auth. Met. Hwy. Sys. Rev., Ser. A, (MBIA), 5.00%, 1/1/37 .............       Aaa/AAA             995,368
     1,175   State Water Poll. Abatement Trust, Ser. A, 6.375%, 2/1/15 ...........................       Aa1/AA+           1,261,962
     1,750   State Water Resource Auth., Ser. B, (FSA), 4.50%, 8/1/22 ............................       Aaa/AAA           1,514,940
                                                                                                                        ------------
                                                                                                                           6,991,982
                                                                                                                        ------------
             MICHIGAN--7.2%
             State Hospital Fin. Auth. Rev.,
     1,000     5.50%, 10/1/18 ....................................................................        AAA/NR           1,018,150
     2,000     8.125%, 10/1/21 (Pre-refunded @ 102, 10/1/05)++ ...................................        NR/AAA           2,372,720
     1,000   Municipal Bond Auth. Rev., Drinking Water Revolving Fund, 4.75%, 10/1/18 ............       Aaa/AAA             929,940
     1,000   State Poll. Control. Rev., 6.20%, 9/1/20 ............................................         A2/A            1,036,720
     6,500   Wayne Cnty. Arpt. Rev., (MBIA), 5.00%, 12/1/22-12/1/28+ .............................       Aaa/AAA           6,027,725
                                                                                                                        ------------
                                                                                                                          11,385,255
                                                                                                                        ------------
             MINNESOTA--3.6%
             State Housing Fin. Agcy.,
     3,725     6.00%-6.10%, 2/1/14-8/1/22, Ser. E ................................................        Aa1/AA           3,808,197
     1,785     6.25%, 8/1/22, Ser. B .............................................................        Aa1/AA           1,787,874
                                                                                                                        ------------
                                                                                                                           5,596,071
                                                                                                                        ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2001
                             (UNAUDITED) (CONTINUED)

  Principal
   Amount                                                                                           Credit Rating*
   (000's)                                                                                           (Moody's/S&P)         Value**
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS (CONTINUED)
             NEVADA--8.5%
$    2,000   Clark Cnty. GO, Ser. A, (MBIA), 6.00%, 6/1/13 (Pre-refunded @ 101, 6/1/04)++ ........       Aaa/AAA        $  2,150,180
     1,000   Clark Cnty. Ind. Dev. Rev., Ser. A, 5.60%, 10/1/30 ..................................        NR/BBB             840,420
     1,100   Clark Cnty. Park & Regl. Justice Ctr, 5.50%, 11/1/17 ................................        Aa2/AA           1,121,692
     2,000   Clark Cnty. Passenger Fac. Charge Rev., (MBIA), 5.75%, 7/1/23 .......................       Aaa/AAA           2,025,680
     2,400   Henderson Water & Sewer Rev., Ser. A, (FGIC), 4.75%, 9/1/18 .........................       Aaa/AAA           2,189,304
             Housing Div. Rev.,
     1,250     5.95%, 4/1/22 .....................................................................        Aa2/AA           1,276,887
     1,600     6.125%, 4/1/22, Ser. B-2, (FHA) ...................................................        Aa2/AA           1,645,952
       990     6.20%, 10/1/28, Ser. E, (FHA) .....................................................        Aaa/NR           1,016,186
     1,025     6.20%, 4/1/17, Ser. B-1, (AMBAC) ..................................................       Aaa/AAA           1,045,695
                                                                                                                        ------------
                                                                                                                          13,311,996
                                                                                                                        ------------
               NEW HAMPSHIRE--1.6%
     1,000   Higher Educ. & Health Fac. Auth. Rev., 6.125%, 10/1/13 ..............................        A3/NR            1,014,390
             State Housing Finance Auth.,
       705     6.50%, 7/1/14, Ser. D,+ ...........................................................        Aa2/NR             742,295
       775     6.90%, 7/1/19, Ser. C,+ ...........................................................        Aa3/NR             797,560
                                                                                                                        ------------
                                                                                                                           2,554,245
                                                                                                                        ------------
             NEW JERSEY--0.6%
     1,000   Economic Dev. Auth. Heating & Cooling Rev., Ser. B, 6.20%, 12/1/07 ..................        NR/BBB             991,590
                                                                                                                        ------------
             NEW YORK--8.3%
     1,000   Long Island Pwr. Auth. Elec. Syst. Rev., Ser. A, 5.50%, 12/1/29 .....................       Baa1/A-             988,580
             New York City GO,
     2,000     5.75%, 2/1/17, Ser. G .............................................................         A2/A            2,066,380
     1,500     5.75%, 2/1/19, Ser. F .............................................................         A2/A            1,543,755
     1,000     5.875%, 3/15/18, Ser. I ...........................................................         A2/A            1,040,290
     1,000     6.00%, 8/1/14, Ser. H .............................................................         A2/A            1,068,160
     1,000     6.00%, 8/1/16, Ser. F .............................................................         A2/A            1,057,650
     3,000   New York City Ind. Dev. Agcy. Spec. Fac. Rev., 6.125%, 1/1/24 .......................        A3/A-            3,103,440
        15   State Medical Care Fac. Fin. Agcy. Rev., 6.50%, 8/15/24 .............................        A3/AA-              15,854
     1,000   State Mtg. Agcy. Rev., 5.80%, 10/1/12 ...............................................        Aa1/NR           1,055,210
     1,080   State Urban Dev. Corp. Rev., Correctional Cap. Fac., Ser. 6, 5.375%, 1/1/25 .........        A3/AA-           1,069,210
                                                                                                                        ------------
                                                                                                                          13,008,529
                                                                                                                        ------------
             NORTH CAROLINA--1.1%
             Medical Care Commun. Hosp. Rev.,
     1,000     4.75%, 12/1/28, Ser. B ............................................................       Aa3/AA-             851,570
     1,000     4.75%, 12/1/28, Ser. B, (MBIA) ....................................................       Aaa/AAA             867,400
                                                                                                                        ------------
                                                                                                                           1,718,970
                                                                                                                        ------------
             NORTH DAKOTA--1.5%
             State Housing Fin. Agcy.,
     1,428     5.50%, 7/1/18, Ser. C .............................................................        Aa3/NR           1,428,900
       885     5.85%, 7/1/10, Ser. A .............................................................        Aa3/NR             947,242
                                                                                                                        ------------
                                                                                                                           2,376,142
                                                                                                                        ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2001
                             (UNAUDITED) (CONTINUED)

  Principal
   Amount                                                                                           Credit Rating*
   (000's)                                                                                           (Moody's/S&P)         Value**
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS (CONTINUED)
             OHIO--1.3%
$    1,000   Hamilton Cnty. Sewer. Sys. Rev., Ser. A, (MBIA), 5.75%, 12/1/25 .....................       Aaa/AAA        $  1,036,420
       885   Summit Cnty. GO, (FGIC), 6.25%, 12/1/15 .............................................       Aaa/AAA             984,633
                                                                                                                        ------------
                                                                                                                           2,021,053
                                                                                                                        ------------
             PENNSYLVANIA--4.0%
     2,000   Allegheny Cnty. Hosp. Dev. Auth., Ser. B, (MBIA), 6.00%, 7/1/23 .....................       Aaa/AAA           2,153,840
     1,000   Northampton Cnty. Higher Educ. Auth. Rev.,
               Lafayette College, (MBIA), 5.00%, 11/1/27 .........................................       Aaa/AAA             938,880
     1,750   Philadelphia Hosp. & Higher Fac. Auth. Rev., (AMBAC), 5.125%, 5/15/18 ...............       Aaa/AAA           1,685,460
     1,500   Philadelphia Water and Wastewater Rev., (MBIA), 5.25%, 6/15/23 ......................       Aaa/AAA           1,452,240
                                                                                                                        ------------
                                                                                                                           6,230,420
                                                                                                                        ------------
             SOUTH CAROLINA--2.4%
     1,250   Charleston Cnty. GO, 6.125%, 9/1/13 .................................................       Aa1/AA+           1,383,725
     1,000   Public Service Auth. Rev., Ser. A, (MBIA), 5.75%, 1/1/15 ............................       Aaa/AAA           1,060,020
     1,450   York Cnty. Ind. Rev., 5.70%, 1/1/24 .................................................       Baa2/BBB          1,338,220
                                                                                                                        ------------
                                                                                                                           3,781,965
                                                                                                                        ------------
             SOUTH DAKOTA--0.7%
     1,000   Heartland Consumer Pwr. Dist. Rev., 7.00%, 1/1/16 ...................................       Aaa/AAA           1,165,040
                                                                                                                        ------------
             TENNESSEE--2.0%
     2,000   Housing Dev. Agcy., 6.375%, 7/1/22+ .................................................        Aa2/AA           2,051,160
       960   Memphis-Shelby Cnty. Arpt. Auth. Rev., Ser. D, (AMBAC), 6.25% 3/1/15+ ...............       Aaa/AAA           1,039,546
                                                                                                                        ------------
                                                                                                                           3,090,706
                                                                                                                        ------------
             TEXAS--10.6%
     1,000   Alliance Arpt. Auth. Rev., 6.375%, 4/1/21 ...........................................       Baa2/BBB          1,007,430
     1,195   Arlington GO, 5.00%, 8/15/16 ........................................................        Aa2/AA           1,167,443
     1,000   Denton Cnty. GO, (AMBAC), 5.00%, 7/15/16 ............................................       Aaa/AAA             976,000
     1,000   Harlandale Indpt. Sch. Dist., 4.50%, 8/15/23 ........................................        Aaa/NR             848,200
       785   Harris Cnty., Toll Rd. Sub. Lien, 6.50%, 8/15/15 ....................................       Aa1/AA+             824,627
     1,250   Houston GO, Ser. A, 5.00%, 3/1/13 ...................................................       Aa3/AA-           1,248,813
     1,000   Houston Univ. Revs, (MBIA),5.25%, 2/15/11 ...........................................       Aaa/AAA             994,610
             Houston Water Conveyance Syst., CP, (AMBAC),
     1,000     6.25%, 12/15/14, Ser. J ...........................................................       Aaa/AAA           1,119,210
     1,400     7.50%, 12/15/15, Ser. H ...........................................................       Aaa/AAA           1,730,106
     2,500   Houston Water & Sewer Syst. Rev., Ser. D, (FGIC), 5.00%, 12/1/25 ....................       Aaa/AAA           2,329,300
     1,000   North East Indpt. Sch. Dist., 4.50%, 2/1/16 .........................................       Aaa/AAA             915,870
     1,500   Port Houston Auth., Harris Cnty., GO, 5.75%, 10/1/17 ................................       Aa1/AA+           1,524,300
       500   State Pub. Fin. Auth. Bldg. Rev., Ser. B, (FSA), 5.625%, 8/1/19 .....................       Aaa/AAA             509,030
             Water Dev. Board  Rev.,
     1,000     5.75%, 7/15/14, Ser. B ............................................................       Aaa/AAA           1,058,860
       400     5.75%, 7/15/17, Ser. A ............................................................       Aaa/AAA             415,868
                                                                                                                        ------------
                                                                                                                          16,669,667
                                                                                                                        ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2001
                             (UNAUDITED) (CONCLUDED)

  Principal
   Amount                                                                                           Credit Rating*
   (000's)                                                                                           (Moody's/S&P)         Value**
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS (CONCLUDED)
             UTAH--1.8%
             State Housing Fin. Agcy., (FHA),
$      405     6.35%, 7/1/11 .....................................................................        Aa2/NR        $    414,607
     2,130     6.55%, 1/1/22 .....................................................................       Aaa/AAA           2,182,291
       215     6.55%, 7/1/26 .....................................................................       Aa2/AAA             222,013
                                                                                                                        ------------
                                                                                                                           2,818,911
                                                                                                                        ------------
             VERMONT--1.3%
             Housing Fin. Agcy.,
       910     5.70%, 5/1/12, Ser. 9 (MBIA) ......................................................       Aaa/AAA             948,338
     1,150     7.85%, 12/1/29, Ser. A (FHA) ......................................................         A1/A            1,168,711
                                                                                                                        ------------
                                                                                                                           2,117,049
                                                                                                                        ------------
             WASHINGTON--2.6%
     1,000   Seattle Museum Dev. Auth., 6.30%, 7/1/13 ............................................       Aa1/AA+           1,053,450
     3,000   State GO, Motor Vehicle Dept., Ser. B, 5.625%, 7/1/25 ...............................       Aa1/AA+           3,041,550
                                                                                                                        ------------
                                                                                                                           4,095,000
                                                                                                                        ------------
             WEST VIRGINIA--1.3%
     2,000   Braxton Cnty. Solid Waste. Disp. Rev., 6.125%-6.50%, 4/1/25-4/1/26 ..................                         2,016,770
                                                                                                                        ------------
             WISCONSIN--3.0%
     1,500   GO, Ser. B, 5.30%, 5/1/23+ ..........................................................        Aa2/AA           1,430,355
     3,500   Health & Educ. Fac. Auth. Rev., (MBIA) 5.25%, 8/15/27 ...............................       Aaa/AAA           3,343,270
                                                                                                                        ------------
                                                                                                                           4,773,625
                                                                                                                        ------------
             WYOMING--0.7%
     1,000   Student Loan Corp. Rev., Ser. A, 6.20%, 6/1/24 ......................................        NR/AA            1,037,430
                                                                                                                        ------------
             Total Municipal Bonds (cost--$152,069,919) ..........................................                       155,104,398
                                                                                                                        ------------
             Total Investments (cost--$152,069,919#) .............................................            98.6%      155,104,398
             Other assets less liabilities .......................................................             1.4%        2,132,308
                                                                                                        ==========      ============
             Net Assets ..........................................................................           100.0%     $157,236,706
                                                                                                        ==========      ============

----------------

*    Unaudited

** Long-term debt securities are valued by an independent pricing service authorized by the Board of Directors.

+    Subject to Alternative Minimum Tax

++ Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

# Aggregate unrealized appreciation for securities in which there is an excess value over tax cost is $4,989,628, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,955,149, and net unrealized appreciation for federal income tax purpose is $3,034,479. The cost basis of portfolio securities for federal income tax purposes is $152,069,919.

Glossary:
---------
AMBAC--insured by American Municipal Bond Assurance Corp.
CP--Certificates of Participation
FGIC--insured by Financial Guaranty Insurance Co.
FHA--insured by Federal Housing Administration
FSA--insured by Financial Security Assurance, Inc.
GO--General Obligation Bonds
MBIA--insured by Municipal Bond Investors Assurance
NR--not rated


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001
                                   (UNAUDITED)


ASSETS:
  Investments, at value (cost--$152,069,919) ...................   $155,104,398
  Interest receivable ..........................................      2,685,476
  Receivable for investments called/sold .......................        297,396
  Prepaid expenses .............................................         27,711
                                                                   ------------
    Total Assets ...............................................    158,114,981
                                                                   ------------

LIABILITIES:
  Due to custodian .............................................        130,347
  Dividends payable to common and preferred shareholders .......        555,740
  Investment management fee payable ............................         78,254
  Accrued expenses .............................................        113,934
                                                                   ------------
    Total Liabilities ..........................................        878,275
                                                                   ------------
      Net Assets ...............................................   $157,236,706
                                                                   ============

COMPOSITION OF NET ASSETS:
  Preferred stock ($0.001 par value and $50,000 net asset
    and liquidation value per share applicable
    to 1,100 shares issued and outstanding) ....................   $ 55,000,000
                                                                   ------------
  Common stock:
    Par value ($0.001 per share, applicable to 7,257,093
      shares issued and outstanding) ...........................          7,257
    Paid-in-capital in excess of par ...........................    100,618,353
  Undistributed net investment income ..........................         93,620
  Accumulated net realized loss ................................     (1,517,003)
  Net unrealized appreciation of investments ...................      3,034,479
                                                                   ------------
    Net assets applicable to common shareholders ...............    102,236,706
                                                                   ------------
      Net Assets ...............................................   $157,236,706
                                                                   ============

      NET ASSET VALUE PER COMMON SHARE .........................         $14.09
                                                                         ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED APRIL 30, 2001
                                   (UNAUDITED)


INTEREST INCOME:
  Interest ........................................................  $4,458,555
                                                                     ----------

EXPENSES:
  Investment management fees ......................................     471,477
  Auction agent fees and commissions ..............................      68,708
  Legal fees ......................................................      55,170
  Audit and tax service fees ......................................      32,338
  Custodian fees ..................................................      23,290
  Directors' fees and expenses ....................................      11,514
  Transfer agent fees .............................................       8,340
  New York Stock Exchange listing fee .............................       5,584
  Insurance expense ...............................................       1,674
  Reports to shareholders .........................................       1,290
  Miscellaneous ...................................................       5,260
                                                                     ----------
    Total expenses ................................................     684,645
      Less: expense offset ........................................        (665)
                                                                     ----------
      Net expenses ................................................     683,980
                                                                     ----------
        Net investment income .....................................   3,774,575
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
    Investments ...................................................     116,680
    Futures contracts .............................................      (1,013)
  Net change in unrealized appreciation/depreciation of:
    Investments ...................................................   2,336,487
    Futures contracts .............................................     (62,025)
                                                                     ----------
    Net realized and unrealized gain on investments
      and futures contracts .......................................   2,390,129
                                                                     ----------
Net increase in net assets resulting from investment operations ...  $6,164,704
                                                                     ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                                                   Six Months
                                                      ended
                                                 April 30, 2001    Year ended
                                                   (unaudited)  October 31, 2000
                                                 -------------- ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ........................  $  3,774,575   $  7,611,335
  Net realized gain (loss) on investments
    and futures contracts ......................       115,667       (768,489)
  Net change in unrealized appreciation/
    depreciation of investments and
    futures contracts ..........................     2,274,462      5,111,802
                                                  ------------   ------------
    Net increase in net assets resulting
      from investment operations ...............     6,164,704     11,954,648
                                                  ------------   ------------

DIVIDENDS TO SHAREHOLDERS:
  To preferred shareholders from net
     investment income .........................    (1,093,751)    (2,349,067)
  To common shareholders from net
     investment income .........................    (2,612,553)    (5,489,991)
                                                  ------------   ------------
    Total dividends to shareholders ............    (3,706,304)    (7,839,058)
                                                  ------------   ------------
      Total increase in net assets .............     2,458,400      4,115,590

NET ASSETS:
  Beginning of year ............................   154,778,306    150,662,716
                                                  ------------   ------------
  End of period (including undistributed
    net investment income of $93,620 and
    $25,349, respectively) .....................  $157,236,706   $154,778,306
                                                  ============   ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                   (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Municipal Advantage Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(a) VALUATION OF INVESTMENTS

Debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(b) FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

(c) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(d) DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                             (UNAUDITED) (CONTINUED)


(e) FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures involves the risk of imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts. The Fund did not have any futures contracts outstanding at April 30, 2001.

(f) EXPENSE OFFSET

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. INVESTMENT MANAGER AND INVESTMENT ADVISER

Pimco Advisors L.P. (the "Investment Manager") among other things supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's investment adviser (the "Investment Adviser") regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objectives and policies. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager and was acquired by the Investment Manager on November 4, 1997. The Investment Manager for its services receives a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, and the Investment Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets. The liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets. The Investment Manager informed the Fund that it paid the Investment Adviser $282,886 for the six months ended April 30, 2001.

On May 5, 2000 the general partners of the Investment Manager closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, the Investment Manager is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Fund, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment management agreement with the Investment Manager and the current investment advisory/administration agreements with the Investment Adviser. Prior to the closing on the Implementation Agreement, the Board of Directors and stockholders of the Fund approved new agreements with the Investment Manager and the Investment Adviser to become effective upon the closing of the Implementation Agreement.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                             (UNAUDITED) (CONCLUDED)


3. INVESTMENTS IN SECURITIES

For the six months ended April 30, 2001, aggregate purchases and sales of investments, other than short-term securities, were $15,853,333 and $12,946,868, respectively.

4. CAPITAL

There are 100 million shares of $0.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ("Preferred Stock").

For the six months ended April 30, 2001 and for the year ended October 31, 2000, there were no transactions in shares of common stock.

5. AUCTION RATE PREFERRED STOCK

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 3.45% to 4.40% during the period and was 3.75% at April 30, 2001. Distributions of net realized gains, if any, are paid annually.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. SUBSEQUENT DIVIDEND DECLARATIONS

On May 1, 2001, a dividend of $0.06 per share was declared to common shareholders payable June 1, 2001 to shareholders of record on May 11, 2001.

On June 1, 2001, a dividend of $0.0635 per share was declared to common shareholders payable July 2, 2001 to shareholders of record on June 15, 2001.

                          MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS


FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                         Six Months
                                                            ended                          Year ended October 31,
                                                       April 30, 2001      -------------------------------------------------------
                                                         (unaudited)         2000       1999        1998        1997        1996
                                                           --------        -------     ------     -------     --------     -------
Net asset value, beginning of year .....................   $  13.75        $ 13.18     $15.23     $ 14.64     $  13.96     $ 13.77
                                                           --------        -------     ------     -------     --------     -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..................................       0.52           1.05       1.05        1.07         1.08        1.09
Net realized and unrealized gain (loss)
  on investments and futures contracts .................       0.33           0.60      (2.04)       0.60         0.68        0.17
                                                           --------        -------     ------     -------     --------     -------
     Total from investment operations ..................       0.85           1.65      (0.99)       1.67         1.76        1.26
                                                           --------        -------     ------     -------     --------     -------

DIVIDENDS TO SHAREHOLDERS:
To preferred shareholders from net
  investment income ....................................      (0.15)         (0.32)     (0.26)      (0.28)       (0.28)      (0.29)
To common shareholders from net
  investment income ....................................      (0.36)         (0.76)     (0.80)      (0.80)       (0.80)      (0.78)
                                                           --------        -------     ------     -------     --------     -------
    Total dividends to shareholders ....................      (0.51)         (1.08)     (1.06)      (1.08)       (1.08)      (1.07)
                                                           --------        -------     ------     -------     --------     -------
Net asset value, end of period .........................   $  14.09        $ 13.75     $13.18     $ 15.23     $  14.64     $ 13.96
                                                           ========        =======     ======     =======     ========     =======
Market price, end of period ............................   $12.4375        $11.375     $11.75     $14.125     $13.1875     $11.875
                                                           ========        =======     ======     =======     ========     =======
TOTAL INVESTMENT RETURN (1) ............................       11.5%           3.4%     (11.6)%      13.6%        18.4%        9.2%
                                                           ========        =======     ======     =======     ========     =======

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
  shareholders, end of period (000's) ..................   $102,237        $99,778     $95,663    $110,555    $106,219     $101,297
Ratio of expenses to average
  net assets (2)(3) ....................................       1.33%(4)       1.44%      1.36%       1.31%        1.39%       1.40%
Ratio of net investment income to average
  net assets (2)(3) ....................................       7.36%(4)       7.89%      7.22%       7.13%        7.64%       7.88%
Asset coverage per share of preferred stock ............   $142,740        $140,473    $136,768   $150,252    $146,251     $141,788
Portfolio turnover .....................................          8%            27%        22%         44%          44%         27%


----------

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3) Inclusive of expenses offset by earning credits from custodian bank. (See note 1f in Notes to Financial Statements).

(4)  Annualized.

                          MUNICIPAL ADVANTAGE FUND INC.
                           ANNUAL SHAREHOLDER MEETING

The Fund held its annual meeting of shareholders on February 26, 2001. Shareholders for both common and preferred stock voted to: 1) elect Wendy W. Luers as a director of the Fund; 2) ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2001.
The resulting vote count for each proposal is indicated below.

                                                                      WITHHOLD
                                            AFFIRMATIVE    AGAINST    AUTHORITY
                                            -----------    -------    ---------
1) Election of Wendy W. Luers                 6,633,500      --         100,286
2) Ratification of the appointment of
   PricewaterhouseCoopers LLP as the
   Fund's independent accountants for
   the fiscal year ending October 31, 2001.   6,659,253     19,248       55,285

Furthermore, preferred shareholders voted to re-elect Robert E. Connor as a director of the Fund.

In addition to the election of Wendy W. Luers, and re-election of Robert E. Connor*, Jeswald Salacuse, Raymond D. Horton and Stephen J. Treadway* continue to serve as directors of the Fund.


* Preferred Stock Director

MUNICIPAL ADVANTAGE FUND INC.                                 SEMI-ANNUAL REPORT
                                                                  April 30, 2001


DIRECTORS AND PRINCIPAL OFFICERS

Stephen J. Treadway
  DIRECTOR AND CHAIRMAN OF THE BOARD
Robert E. Connor
  DIRECTOR
Raymond D. Horton
  DIRECTOR
Wendy W. Luers
  DIRECTOR
Jeswald W. Salacuse
  DIRECTOR
Bernard H. Garil
  PRESIDENT
Newton B. Schott, Jr.
  EXECUTIVE VICE PRESIDENT AND SECRETARY
Matthew Greenwald
  EXECUTIVE VICE PRESIDENT
Brian S. Shlissel
  TREASURER

INVESTMENT MANAGER

PIMCO Advisors L.P.
800 Newport Center Drive
Newport Beach, CA 92660

INVESTMENT ADVISER

OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

EquiServe Trust Co. N.A.
Post Office Box 8200
Boston, MA 02266

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


[MAF LOGO]

Municipal Advantage Fund Inc.